EXHIBIT 10.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement of Serono SA on Form S-8 of our reports dated March 14, 2003 relating to the consolidated financial statements and holding company financial statements and financial statements schedule of Serono SA, which appear in this Form 20-F for the year ended December 31, 2002.

PricewaterhouseCoopers S.A.

/s/ M. Aked          /s/ H-J. Hofer
M. Aked              H-J. Hofer

Geneva, April 14, 2003